SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 18, 2006

Adobe Systems Incorporated

(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On May 16, 2006, Adobe Systems Incorporated (“Adobe” or the “Company”) signed an employment offer letter (the “Offer Letter”) with Randy Furr, pursuant to which Mr. Furr agreed to serve as Executive Vice President and Chief Financial Officer. The material terms of the Offer Letter, including participation in the Adobe Executive Severance Plan in the Event of a Change of Control (the “Change of Control Plan”), are summarized in Item 5.02(c) below.

Item 5.02. Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers.

(c) On May 18, 2006, Adobe announced that Randy Furr was to be named the Company’s Executive Vice President and Chief Financial Officer. Mr. Furr’s employment with the Company is expected to begin on May 30, 2006. A copy of the Company’s press release naming Mr. Furr to the positions of Executive Vice President and Chief Financial Officer is attached hereto as Exhibit 99.1

Pursuant to the Offer Letter, Mr. Furr will receive an annual base salary of $500,000 and is eligible to receive a bonus of up to 75% of his annual base salary upon attainment of certain Company and individual objectives, pro-rated for the 2006 fiscal year based on Mr. Furr’s actual start date. In addition, Mr. Furr will be eligible to participate in the Adobe profit sharing plan, which could result in a payment to Mr. Furr of up to 10% of his annual base salary. Such payments are made quarterly based on attainment of certain Company targets and employment for the full quarterly eligibility period. Mr. Furr will also receive a sign-on bonus of $100,000 upon start of employment.

Mr. Furr will be granted an option to purchase 300,000 shares of Adobe common stock at an exercise price equal to the closing price of the Company’s common stock on June 19, 2006. The option will vest over 4 years, with 25% of the shares vesting on the first anniversary of the grant date and the remaining shares vesting in equal monthly installments over the remaining 36 months. The option will be issued under the Company’s 2003 Equity Incentive Plan and will be subject to the terms and conditions of such plan. As part of the Company’s 2006 Performance Share Program (the “Program”), Mr. Furr will also be granted a target award of 20,000 “Performance Shares” pursuant to the terms of the Company’s 2003 Equity Incentive Plan. The Performance Shares will be earned, if at all, following the 2007 fiscal year, based on achievement of specific performance metrics, and will be settled in fully-vested shares of Adobe common stock. Mr. Furr may receive less than the Performance Share target payout under the Program, and in no event may the actual payout exceed 150% of target payout.

Mr. Furr will also be eligible to participate in the Company’s standard benefits package, including medical and dental plans, vision care, life insurance and disability coverage, as well as the Company’s 401(k) Retirement Savings Plan and the Employee Stock Purchase Plan.

Pursuant to the Change of Control Plan, if within two years after a change of control (the “Covered Period”), Mr. Furr’s employment is terminated without Cause, or if he resigns for Good Reason or Disability (all as defined in the Change of Control Plan) (an “Involuntary Termination”), Mr. Furr will receive a cash severance payment as follows:

Earned but unpaid salary and the cash equivalent for accrued but unused personal time off through the date of termination; plus, the pro rata portion of the annual bonus for the year in which termination occurs (calculated on the basis of Mr. Furr’s target bonus and on the assumption that all performance targets have been or will be achieved); plus, an amount equal to the product of (i) the sum of Mr. Furr’s Reference Salary and Reference Bonus (each as defined in the Change of Control Plan), multiplied by (ii) two plus one-twelfth for each year of completed service with the Company (not in excess of 12 years) (the “Severance Multiple”).

All of Mr. Furr’s outstanding options, performance grants and restricted stock awards will accelerate and vest 100% on the date of his Involuntary Termination during the Covered Period (except performance share unit awards, which shall continue to be governed by their current terms). Additionally, the exercise period of all such awards will be extended to 12 months from termination.

Mr. Furr will receive COBRA premium payments up to the legal limit for such coverage, or for the period of years equal to his Severance Multiple, whichever is less. If Mr. Furr becomes covered under another employer’s group health plan (other than a plan which imposes a pre-existing condition exclusion which applies to Mr. Furr) during this applicable period of COBRA continuation coverage, the Company’s COBRA premium payments will cease.

The summary of the material terms of the Offer Letter set forth above is qualified in its entirety by reference to the Offer Letter, a copy of which is attached as Exhibit 10.1 to this Report and incorporated herein by reference. The summary of material terms of the Change of Control Plan set forth above is qualified in its entirety by reference to the Change of Control Plan, a copy of which is incorporated by reference as Exhibit 10.2 to this Report and incorporated herein by reference.

Mr. Furr served as President and Chief Operating Officer of Sanmina-SCI Corporation, an electronics manufacturing services company, from March 1996 to October 2005 and as a director of Sanmina from December 1999 until October 2005. From 1992 until March 1996, Mr. Furr served as Vice President and Chief Financial Officer of Sanmina. Mr. Furr is a certified public accountant and holds a B.A. in Business Administration from the University of Oklahoma. Mr. Furr is 51 years old.

There is no arrangement or understanding between Mr. Furr and any other person pursuant to which Mr. Furr is to be selected as an executive officer of the Company that would require disclosure under Item 401(b) of Regulation S-K. Additionally, there is no family relationship between Mr. Furr and any other person that would require disclosure under Item 401(d) of Regulation S-K. Mr. Furr is also not a party to any transactions that would require disclosure under Item 404(a) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits

Exhibit Number	Exhibit Description	Incorporated by Reference			Filed Herewith
		Form	Date	Number
10.1	Offer Letter between Adobe Systems Incorporated and Randy Furr, dated May 15, 2006				☒
10.2	Adobe Executive Severance Plan in the Event of a Change of Control	10-K	2/21/02	10.80
99.1	Press Release issued on May 18, 2006				☒

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: May 22, 2006	By:	/s/ KAREN O. COTTLE
Karen O. Cottle Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description	Incorporated by Reference			Filed Herewith
		Form	Date	Number
10.1	Offer Letter between Adobe Systems Incorporated and Randy Furr, dated May 15, 2006				☒
10.2	Adobe Executive Severance Plan in the Event of a Change of Control	10-K	2/21/02	10.80
99.1	Press Release issued on May 18, 2006				☒